MML SERIES INVESTMENT FUND
MML Mid Cap Value Fund
(the “Fund”)
Supplement dated July 1, 2022 to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective December 31, 2022, the information for Phillip N. Davidson found under the heading Portfolio Manager(s) in the section titled Management (page 65 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 115 of the Prospectus, is hereby removed due to his pending retirement from American Century Investment Management, Inc.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-22-02
MMLMCV-22-01

MASSMUTUAL FUNDS
MassMutual Mid Cap Value Fund
(the “Fund”)
Supplement dated July 1, 2022 to the
Statement of Additional Information dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective December 31, 2022, the information for Phillip N. Davidson found on page B-213 in the section titled Appendix C—Additional Portfolio Manager Information is hereby removed due to his pending retirement from American Century Investment Management, Inc.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI -L7352-22-02